Exhibit (q)
THE DIAMOND PORTFOLIO INVESTMENT TRUST
Power of Attorney
KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Diamond Portfolio Investment Trust (the “Trust”), a Delaware statutory trust, hereby revokes any previous appointments and appoints Karen Shupe and/or Julia J. Gibbs, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf a registration statement on Form N-1A for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of said Trust’s, and any and all amendments and supplements to said registration statement (including pre-effective and post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such person to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorneys.
IN WITNESS WHEREOF, the undersigned has executed this instrument this 10th day of December, 2007.

/s/ Eric Salo
Eric Salo
Trustee

/s/ Amy Kutschka
Amy Kutschka
Witness

THE DIAMOND PORTFOLIO INVESTMENT TRUST
Power of Attorney
KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Diamond Portfolio Investment Trust (the “Trust”), a Delaware statutory trust, hereby revokes any previous appointments and appoints Karen Shupe and/or Julia J. Gibbs, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf a registration statement on Form N-1A for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of said Trust’s, and any and all amendments and supplements to said registration statement (including pre-effective and post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such person to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorneys.
IN WITNESS WHEREOF, the undersigned has executed this instrument this 10th day of December, 2007.

/s/ Thomas J. Schulte
Thomas J. Schulte
Trustee

/s/ Amy Kutschka
Amy Kutschka
Witness

THE DIAMOND PORTFOLIO INVESTMENT TRUST
Power of Attorney
KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Diamond Portfolio Investment Trust (the “Trust”), a Delaware statutory trust, hereby revokes any previous appointments and appoints Karen Shupe and/or Julia J. Gibbs, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf a registration statement on Form N-1A for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of said Trust’s, and any and all amendments and supplements to said registration statement (including pre-effective and post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such person to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorneys.
IN WITNESS WHEREOF, the undersigned has executed this instrument this 10th day of December, 2007.

/s/ Thomas M. Weary
Thomas M. Weary
Trustee

/s/ Amy Kutschka
Amy Kutschka
Witness

THE DIAMOND PORTFOLIO INVESTMENT TRUST
Power of Attorney
KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Diamond Portfolio Investment Trust (the “Trust”), a Delaware statutory trust, hereby revokes any previous appointments and appoints Karen Shupe and/or Julia J. Gibbs, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf a registration statement on Form N-1A for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of said Trust’s, and any and all amendments and supplements to said registration statement (including pre-effective and post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such person to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorneys.
IN WITNESS WHEREOF, the undersigned has executed this instrument this 10th day of December, 2007.

/s/ Ahmed E. Yehia
Ahmed E. Yehia
Trustee

/s/ Amy Kutschka
Amy Kutschka
Witness

THE DIAMOND PORTFOLIO INVESTMENT TRUST
Power of Attorney
KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Diamond Portfolio Investment Trust (the “Trust”), a Delaware statutory trust, hereby revokes any previous appointments and appoints Karen Shupe and/or Julia J. Gibbs, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf a registration statement on Form N-1A for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of said Trust’s, and any and all amendments and supplements to said registration statement (including pre-effective and post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such person to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorneys.
IN WITNESS WHEREOF, the undersigned has executed this instrument this 10th day of December, 2007.

/s/ Franklin A. Trice, III
Franklin A. Trice, III
Trustee

/s/ Amy Kutschka
Amy Kutschka
Witness